Exhibit 10.5

FORM OF WARRANT ASSIGNMENT AND ASSUMPTION AGREEMENT

among

AP ACQUISITION CORP

JEPLAN HOLDINGS, INC.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

COMPUTERSHARE, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

Dated [●], 2023

THIS WARRANT ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated [●], 2023, is made by and among AP Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“PubCo”), Continental Stock Transfer & Trust Company, a limited purpose trust company (“Continental”) and Computershare Inc., a Delaware corporation and Computershare Trust Company, N.A., a federally chartered trust company and an affiliate of Computershare Inc. (“Computershare Trust”, and together with Computershare Inc., collectively, “Computershare”).

WHEREAS, SPAC and Continental have previously entered into a warrant agreement, dated as of December 16, 2021 (attached hereto as Annex I, the “Existing Warrant Agreement”) governing the terms of the SPAC Warrants;

WHEREAS, on June 16, 2023, SPAC, PubCo, JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub”), and JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan entered into a business combination agreement (as amended, modified supplemented and/or restated from time to time, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into SPAC, with SPAC surviving such merger and becoming a wholly-owned subsidiary of PubCo (the “Merger”), and as a result of the Merger, the holders of SPAC Class A Ordinary Shares (except for those who have validly exercised the SPAC Shareholder Redemption Right) shall become holders of the PubCo Ordinary Shares;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement;

WHEREAS, upon consummation of the Merger and pursuant to Section 4.5 (Replacement of Securities upon Reorganization, etc.) of the Existing Warrant Agreement, the SPAC Warrants will automatically cease to exist in exchange for the applicable PubCo Warrants exercisable for PubCo Ordinary Shares which, if permitted under relevant securities rules, will be delivered in the form of PubCo ADSs;

WHEREAS, pursuant to Section 9.8 (Amendments) of the Existing Warrant Agreement, on the date of this Agreement and in connection with the Business Combination Agreement, PubCo and Computershare have entered into an amended and restated warrant agreement to amend and restate the Existing Warrant Agreement and provide for the delivery of alternative issuance pursuant to Section 4.5 (Replacement of Securities upon Reorganization, etc.) of the Existing Warrant Agreement in connection with the Merger and the transactions contemplated by the Business Combination Agreement, in each case with effect on and from the Closing;

WHEREAS, in connection with the foregoing and subject to the terms and conditions of this Agreement, SPAC, PubCo, Continental and Computershare wish that (a) PubCo shall assume by way of assignment and assumption all of the liabilities, duties and obligations of SPAC under and in respect of the Existing Warrant Agreement, (b) appoint Computershare as successor warrant agent under the Existing Warrant Agreement and (c) SPAC and Continental shall be released from all obligations to each other under the Existing Warrant Agreement; and

WHEREAS, in connection with the foregoing and subject to the terms and conditions of this Agreement, Continental consents to the assignment and assumption of the Existing Warrant Agreement from SPAC to PubCo and wishes to release SPAC from its obligations under and in respect of the Existing Warrant Agreement and SPAC consents to the assignment and assumption of the Existing Warrant Agreement from Continental to Computershare and wishes to release Continental from its obligations under and in respect of the Existing Warrant Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Assignment and Assumption. In accordance with Section 9.1 (Successors) of the Existing Warrant Agreement, as of and with effect on and as of the Closing (the “Effective Time”):

1.1.            PubCo shall be substituted for SPAC in the Existing Warrant Agreement and shall become obligated to perform all of the duties, obligations and liabilities of SPAC under and in respect of the Existing Warrant Agreement. PubCo undertakes full performance of the Existing Warrant Agreement in the place of SPAC and hereby agrees to faithfully and fully perform the Existing Warrant Agreement as if PubCo had been the original party thereto.

1.2.            Computershare shall be substituted for Continental in the Existing Warrant Agreement and shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as warrant agent under the Existing Warrant Agreement; provided that, in no event shall Computershare be liable for the actions or omissions of Continental under the Existing Warrant Agreement. Computershare undertakes full performance of the Existing Warrant Agreement in the place of Continental.

1.3.            SPAC and Continental shall be irrevocably and unconditionally released from their obligations to each other under and in respect of the Existing Warrant Agreement and their respective rights against each other under and in respect of the Existing Warrant Agreement shall be cancelled.

2.            Release of SPAC and Continental from Liabilities. In consideration of the assignment and assumption provided in this Agreement, SPAC and Continental shall be released and discharged of all obligations to perform under the Existing Warrant Agreement, and shall be fully relieved of all liability to PubCo or Computershare arising out of the Existing Warrant Agreement, in each case as of the Effective Time.

3.            Reasonable Assistance. Continental and SPAC shall provide reasonable assistance to Computershare and PubCo, including providing relevant information and records regarding the holders of the SPAC Warrants, to facilitate Computershare’s performance of its obligations under the PubCo Warrant Agreement following the Effective Time, subject to PubCo’s reimbursement of any reasonable out-of-pocket expenses incurred in providing such assistance.

4.            Amendment and Restatement of Existing Warrant Agreement. At the Closing and pursuant to Section 9.8 (Amendments) of the Existing Warrant Agreement, PubCo and Computershare shall enter into the PubCo Warrant Agreement, substantially in the form attached hereto as Annex II, to amend and restate the Existing Warrant Agreement.

5.            Effectiveness. This Agreement shall become effective as of the Effective Time.

6.            Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement shall be governed in all respects by the laws of the State of New York. Subject to applicable law, each party hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

7.            Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

8.            Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of SPAC, PubCo, Continental or Computershare shall bind and inure to the benefit of each party’s respective successors and assigns.

9.            Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

10.            Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AP ACQUISITION CORP

By:
Name:
Title:

[Signature Page to Warrant Assignment and Assumption Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JEPLAN HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Warrant Assignment and Assumption Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

[Signature Page to Warrant Assignment and Assumption Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPUTERSHARE INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

[Signature Page to Warrant Assignment and Assumption Agreement]

Annex I

Existing Warrant Agreement

WARRANT AGREEMENT

This agreement (“Agreement”) is made as of December 16, 2021 between AP Acquisition Corp, a Cayman Islands exempted company, with offices at Unit 2710, 27/F The Center, 99 Queen's Road Central, Hong Kong (“Company”), and Continental Stock Transfer & Trust Company, a limited purpose trust company, with offices at 1 State Street, 30th Floor, New York, New York 10004, as warrant agent (“Warrant Agent”, also referred to herein as “Transfer Agent”).

WHEREAS, the Company is engaged in an initial public offering (“Offering”) of units of the Company’s equity securities, each such unit comprised of one Class A ordinary share of the Company and one-half of one Public Warrant (as defined below) (“Units”) and, in connection therewith, has determined to issue and deliver up to 8,625,000 warrants (including up to 1,125,000 warrants subject to the Over-allotment Option) to public investors in the Offering (“Public Warrants” and, together with the Private Placement Warrants (as defined below), “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), for $11.50 per share, subject to adjustment as described herein. Only whole Warrants are exercisable. A holder of the Public Warrants will not be able to exercise any fraction of a Warrant;

WHEREAS, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-1, No. 333-261440 (“Registration Statement”) and prospectus (“Prospectus”), for the registration, under the Securities Act of 1933, as amended (“Securities Act”), of the Units, the Public Warrants and the Class A Ordinary Shares included in the Units;

WHEREAS, on December 16, 2021 the Company entered into that certain Private Placement Warrants Purchase Agreement with AP Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), pursuant to which the Sponsor will purchase an aggregate of 9,500,000 warrants (plus up to 1,125,000 additional redeemable warrants if the underwriter in the Company’s initial public offering exercises its Over-allotment Option in full), simultaneously with the closing of the Offering (and the closing of the Over-allotment Option, if applicable), bearing the legend set forth in Exhibit B hereto (“Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant. Each Private Placement Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as described herein;

WHEREAS, in order to finance the Company’s transaction costs in connection with a Business Combination (as defined below), the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as the Company may require, of which up to $1,500,000 of such loans may be convertible into up to an additional 1,500,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption, and exercise of the Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding, and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

2. Warrants.

2.1 Form of Warrant. Each Warrant shall be issued in registered form only, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board of Directors or Chief Executive Officer and the Chief Financial Officer, Treasurer, Secretary or Assistant Secretary of the Company and shall bear a facsimile of the Company’s seal. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

2.2 Uncertificated Warrants. Notwithstanding anything herein to the contrary, any Warrant, or portion thereof, may be issued as part of, and be represented by, a Unit, and any Warrant may be issued in uncertificated or book-entry form through the Warrant Agent and/or the facilities of The Depository Trust Company or other book-entry depositary system, in each case as determined by the Board of Directors.

2.3 Effect of Countersignature. Except with respect to uncertificated Warrants as described above, unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.4 Registration.

2.4.1 Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

2.4.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is then registered in the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.5 Detachability of Warrants. The securities comprising the Units will not be separately transferable until the 52nd day following the date of the Prospectus or, if such 52nd day is not on a day, other than Saturday, Sunday or federal holiday, on which banks in New York City are generally open for normal business (a “Business Day”), then on the immediately succeeding Business Day following such date, or earlier with the consent of Credit Suisse Securities (USA) LLC (“Representative”), but in no event will the Representative allow separate trading of the securities comprising the Units until (i) the Company has filed a Current Report on Form 8-K which includes an audited balance sheet reflecting the receipt by the Company of the gross proceeds of the Public Offering including the proceeds received by the Company from the exercise of the underwriters’ over-allotment option in the Public Offering (“Over-allotment Option”), if the Over-allotment Option is exercised prior to the filing of the Form 8-K, and (ii) the Company has issued a press release announcing when such separate trading shall begin (“Detachment Date”); provided that no fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade.

2.6 Private Placement Warrant Attributes. The Private Placement Warrants will be issued in the same form as the Public Warrants; provided that the Private Placement Warrants may be exercised on a cashless basis in accordance with Section 3.3.1(d) and the Private Placement Warrants are not redeemable pursuant to Section 6.1.

3. Terms and Exercise of Warrants.

3.1 Warrant Price. Each whole Warrant shall, when countersigned by the Warrant Agent (except with respect to uncertificated Warrants), entitle the registered holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of Class A Ordinary Shares stated therein, at the price of $11.50 per share, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Agreement refers to the price per share at which the Class A Ordinary Shares may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days; provided, that the Company shall provide at least twenty (20) days’ prior written notice of such reduction to registered holders of the Warrants and, provided further that any such reduction shall be applied consistently to all of the Warrants.

3.2 Duration of Warrants. A Warrant may be exercised only during the period commencing on the later of 30 days after the consummation by the Company of a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (“Business Combination”) (as described more fully in the Registration Statement), and terminating at 5:00 p.m., New York City time on the earlier to occur of (i) five years from the consummation of a Business Combination, (ii) the Redemption Date as provided in Section 6.2 of this Agreement and (iii) the liquidation of the Company (“Expiration Date”). The period of time from the date the Warrants will first become exercisable until the expiration of the Warrants shall hereafter be referred to as the “Exercise Period.” Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), as applicable, each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m., New York City time, on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, however, that the Company will provide at least twenty (20) days’ prior written notice of any such extension to registered holders and, provided further that any such extension shall be applied consistently to all of the Warrants.

3.3 Exercise of Warrants.

3.3.1 Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrant, duly executed, and by paying in full the Warrant Price for each full Class A Ordinary Share as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Class A Ordinary Shares and the issuance of such Class A Ordinary Shares, as follows:

(a)	in lawful money of the United States, by good certified check or wire payable to the Warrant Agent; or

(b) in the event of redemption pursuant to Section 6 hereof in which the Company’s management has elected to force all holders of Warrants to exercise such Warrants on a “cashless basis,” by surrendering the Warrants for that number of Class A Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Class A Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. Solely for purposes of this Section 3.3.1(b), the “Fair Market Value” shall mean the average reported last sale price of the Class A Ordinary Shares for the ten (10) trading days immediately following the date on which the notice of redemption is sent to holders of the Warrants pursuant to Section 6 hereof;

(c) in the event the registration statement required by Section 7.4 hereof is not effective and current within sixty (60) Business Days after the closing of a Business Combination, by surrendering such Warrants for that number of shares of Class A ordinary share equal to the quotient obtained by dividing (x) the product of the number of shares of Class A ordinary share underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is equal to or higher than the exercise price. Solely for purposes of this Section 3.3.1(c), the “Fair Market Value” shall mean the average reported last sale price of the Class A ordinary share for the ten (10) trading days ending on the third (3rd) trading day prior to the date on which the notice of exercise of the Warrant is sent to the Warrant Agent; or

(d) with respect to any Private Placement Warrant, by surrendering the Warrants for that number of Class A Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Class A Ordinary Shares underlying the Warrants, multiplied by the excess of the “Sponsor Exercise Fair Market Value” (as defined in this Section 3.3.1(d)) less the Warrant Price by (y) the Sponsor Exercise Fair Market Value. Solely for purposes of this Section 3.3.1(d), the “Sponsor Exercise Fair Market Value” shall mean the average last reported sale price of the Class A Ordinary Shares for the ten (10) trading days ending on the third (3rd) trading day prior to the date on which notice of exercise of the Private Placement Warrant is sent to the Warrant Agent.

3.3.2 Issuance of Class A Ordinary Shares. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if any), the Company shall issue to the registered holder of such Warrant a certificate or certificates, or book entry position, for the number of Class A Ordinary Shares to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new countersigned Warrant, or book entry position, for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, in no event will the Company be required to net cash settle the Warrant exercise. No Warrant shall be exercisable for cash and the Company shall not be obligated to issue Class A Ordinary Shares upon exercise of a Warrant unless the Class A Ordinary Shares issuable upon such Warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and such Warrant may have no value and expire worthless, in which case the purchaser of a Unit containing such Public Warrants shall have paid the full purchase price for the Unit solely for the Class A Ordinary Shares underlying such Unit. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise would be unlawful.

3.3.3 Valid Issuance. All Class A Ordinary Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.

3.3.4 Date of Issuance. Each person in whose name any book entry position or certificate for Class A Ordinary Shares is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant, or book entry position representing such Warrant, was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company or book entry system of the Warrant Agent are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books or book entry system are open.

3.3.5 Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this subsection 3.3.5; however, no holder of a Warrant shall be subject to this subsection 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not effect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (“Maximum Percentage”) of the Class A Ordinary Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Class A Ordinary Shares beneficially owned by such person and its affiliates shall include the number of Class A Ordinary Shares issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude Class A Ordinary Shares that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). For purposes of the Warrant, in determining the number of outstanding Class A Ordinary Shares, the holder may rely on the number of outstanding Class A Ordinary Shares as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the SEC as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of Class A Ordinary Shares outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of Class A Ordinary Shares then outstanding. In any case, the number of outstanding Class A Ordinary Shares shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding Class A Ordinary Shares was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4. Adjustments.

4.1 Share Dividends; Split Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding Class A Ordinary Shares is increased by a share dividend payable in Class A Ordinary Shares, or by a split up of Class A Ordinary Shares, or other similar event, then, on the effective date of such share dividend, split up or similar event, the number of Class A Ordinary Shares issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding Class A Ordinary Shares.

4.2 Aggregation of Shares. If after the date hereof, the number of outstanding Class A Ordinary Shares is decreased by a consolidation, combination, reverse share division or reclassification of Class A Ordinary Shares or other similar event, then, on the effective date of such consolidation, combination, reverse share division, reclassification or similar event, the number of Class A Ordinary Shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Class A Ordinary Shares.

4.3 Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, pays to all or substantially all of the holders of the Class A Ordinary Shares a dividend or make a distribution in cash, securities or other assets of such Class A Ordinary Shares (or other shares into which the Warrants are convertible), other than (a) as described in Section 4.1 above, (b) Ordinary Cash Dividends (as defined below), (c) to satisfy the redemption rights of the holders of the Class A Ordinary Shares in connection with a proposed initial Business Combination, (d) to satisfy the redemption rights of the holders of Class A Ordinary Shares in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within the time period required by the Company’s amended and restated memorandum and articles of association, as amended from time to time, or (ii) with respect to any other provision relating to the rights of holders of Class A Ordinary Shares, (e) as a result of the repurchase of Class A Ordinary Shares by the Company if a proposed initial Business Combination is presented to the shareholders of the Company for approval or (f) in connection with the redemption of public shares upon the failure of the Company to complete its initial Business Combination and any subsequent distribution of its assets upon its liquidation (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Company’s board of directors, in good faith) of any securities or other assets paid on each Class A Ordinary Share in respect of such Extraordinary Dividend. For purposes of this Section 4.3, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Class A Ordinary Shares during the 365-day period ending on the date of declaration of such dividend or distribution to the extent it does not exceed $0.50 (which amount shall be adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of Class A Ordinary Shares issuable on exercise of each Warrant).

4.4 Adjustments in Exercise Price. Whenever the number of Class A Ordinary Shares purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 4.1 and 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Class A Ordinary Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of Class A Ordinary Shares so purchasable immediately thereafter.

4.5 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Class A Ordinary Shares (other than a change covered by Section 4.1, 4.2 or 4.3 hereof or that solely affects the par value of the Class A Ordinary Shares), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Class A Ordinary Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Class A Ordinary Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event. If any reclassification also results in a change in the Class A Ordinary Shares covered by Section 4.1, 4.2 or 4.3, then such adjustment shall be made pursuant to Sections 4.1, 4.2, 4.3, 4.4 and this Section 4.5. The provisions of this Section 4.5 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of the Warrant.

4.6 Issuance in connection with a Business Combination. If, in connection with a Business Combination, the Company (a) issues additional Class A Ordinary Shares or equity-linked securities at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price as determined by the Company’s Board of Directors, in good faith, and in the case of any such issuance to the Sponsor, the initial shareholders or their affiliates, without taking into account any of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), issued prior to the Public Offering and held by the initial shareholders or their affiliates, as applicable, prior to such issuance) (“Newly Issued Price”), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the date of the consummation of such Business Combination (net of redemptions), and (c) the Market Value (as defined below) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) Newly Issued Price, and the Redemption Trigger Price (as defined below) will be adjusted (to the nearest cent) to be equal to 180% of the greater of (i) the Market Value or (ii) the Newly Issued Price. Solely for purposes of this Section 4.6, the “Market Value” shall mean the volume weighted average trading price of the Class A Ordinary Shares during the twenty (20) trading day period starting on the trading day prior to the date of the consummation of the Business Combination.

4.7 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3, 4.4, 4.5, or 4.6, then, in any such event, the Company shall give written notice to each Warrant holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.8 No Fractional Warrants or Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number of Class A Ordinary Shares to be issued to the Warrant holder.

4.9 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

4.10 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

4.11 No Adjustment. For the avoidance of doubt, no adjustment shall be made to the terms of the Warrants solely as a result of an adjustment to the conversion ratio of the Class B Ordinary Shares into Class A Ordinary Shares or the conversion of the Class B Ordinary Shares into Class A Ordinary Shares, in each case, pursuant to the Company’s amended and restated memorandum and articles of association, as further amended from time to time.

5. Transfer and Exchange of Warrants.

5.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures, in the case of certificated Warrants, properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. In the case of certificated Warrants, the Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

5.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, either in certificated form or in book entry position, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants, or book entry positions, as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

5.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant, except as part of the Units.

5.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

5.6 Transfers prior to Detachment. Prior to the Detachment Date, the Public Warrants may be transferred or exchanged only together with the Unit in which such Warrant is included, and only for the purpose of effecting, or in conjunction with, a transfer or exchange of such Unit. Furthermore, each transfer of a Unit on the register relating to such Units shall operate also to transfer the Warrants included in such Unit. Notwithstanding the foregoing, the provisions of this Section 5.6 shall have no effect on any transfer of Warrants on or after the Detachment Date.

6. Redemption.

6.1 Redemption. Not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time during the Exercise Period, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $0.01 per Warrant (“Redemption Price”), provided that the last sales price of the Class A ordinary share equals or exceeds $18.00 per share (subject to adjustment in accordance with Section 4 hereof) (“Redemption Trigger Price”), on each of twenty (20) trading days within any thirty (30) trading day period commencing after the Warrants become exercisable and ending on the third trading day prior to the date on which notice of redemption is given and provided that there is an effective registration statement covering the Class A Ordinary Shares issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the 30-day redemption or the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1(b); provided, however, that if and when the Public Warrants become redeemable by the Company, the Company may not exercise such redemption right if the issuance of Class A Ordinary Shares upon exercise of the Public Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

6.2 Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants that are subject to redemption, the Company shall fix a date for the redemption (“Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

6.3 Exercise After Notice of Redemption. The Public Warrants may be exercised, for cash (or on a “cashless basis” in accordance with Section 3 of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. In the event the Company determines to require all holders of Public Warrants to exercise their Warrants on a “cashless basis” pursuant to Section 3.3.1(b), the notice of redemption will contain the information necessary to calculate the number of Class A Ordinary Shares to be received upon exercise of the Warrants, including the “Fair Market Value” in such case. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

7. Other Provisions Relating to Rights of Holders of Warrants.

7.1 No Rights as Shareholders. A Warrant does not entitle the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the appointment of directors of the Company or any other matter.

7.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3 Reservation of Class A Ordinary Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Class A Ordinary Shares that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

7.4 Registration of Class A Ordinary Shares. The Company agrees that as soon as practicable after the closing of its initial Business Combination, but in no event later than fifteen (15) Business Days after the closing of its Initial Business Combination, it shall use its best efforts to file with the SEC a post-effective amendment to the Registration Statement or a new registration statement for the registration, under the Act, of the Class A Ordinary Shares issuable upon exercise of the Warrants, and it shall use its best efforts to take such action as is necessary to register or qualify for sale, in those states in which the Warrants were initially offered by the Company and in those states where holders of Warrants then reside, the Class A Ordinary Shares issuable upon exercise of the Warrants, to the extent an exemption is not available. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such registration statement has not been declared effective by the 60th Business Day following the closing of the Business Combination, holders of the Warrants shall have the right, during the period beginning on the 61st Business Day after the closing of the Business Combination and ending upon such registration statement being declared effective by the SEC, and during any other period when the Company shall fail to have maintained an effective registration statement covering the Class A Ordinary Shares issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis” as determined in accordance with Section 3.3.1(c). The Company shall provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the exercise of the Warrants on a cashless basis in accordance with this Section 7.4 is not required to be registered under the Act and (ii) the Class A Ordinary Shares issued upon such exercise will be freely tradable under U.S. federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Act) of the Company and, accordingly, will not be required to bear a restrictive legend. For the avoidance of any doubt, unless and until all of the Warrants have been exercised on a cashless basis, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this Section 7.4. The provisions of this Section 7.4 may not be modified, amended, or deleted without the prior written consent of Credit Suisse Securities (USA) LLC.

8. Concerning the Warrant Agent and Other Matters.

8.1 Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Class A Ordinary Shares upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

8.2 Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent for the Class A Ordinary Shares not later than the effective date of any such appointment.

8.2.3 Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3 Fees and Expenses of Warrant Agent.

8.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

8.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4 Liability of Warrant Agent.

8.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, Secretary or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

8.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own fraud, gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent’s fraud, gross negligence, willful misconduct, or bad faith.

8.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Class A Ordinary Shares to be issued pursuant to this Agreement or any Warrant or as to whether any Class A Ordinary Shares will, when issued, be valid and fully paid and nonassessable.

8.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of Class A Ordinary Shares through the exercise of Warrants.

9. Miscellaneous Provisions.

9.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

AP Acquisition Corp

Unit 2710, 27/F The Center

99 Queen's Road Central

Hong Kong

Attn: Yotaro Tokuo

with a copy to:

Kirkland & Ellis LLP

c/o 26th Floor, Gloucester Tower,

The Landmark

15 Queen’s Road Central

Hong Kong

Attn: Jacqueline Wenchen Tang, Steve Lin

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, New York 10004 Attn: Compliance Department

9.3 Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Subject to applicable law, the Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement, including under the Act, shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Any person or entity purchasing or otherwise acquiring any interest in the Warrants shall be deemed to have notice of and to have consented to the forum provisions in this Section 9.3. If any action, the subject matter of which is within the scope the forum provisions above, is filed in a court other than a court located within the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

9.4 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto (and AP Sponsor LLC with respect to Sections 7.4, 9.4, 9.8 hereof) and their successors and assigns and of the registered holders of the Warrants.

9.5 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

9.6 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.8 Amendments. This Agreement may be amended by the parties hereto without the consent of any registered holder for the purpose of (i) curing any ambiguity or to correct any mistake, including to conform the provisions hereof to the description of the terms of the Warrants and this Agreement set forth in the Prospectus, or curing, correcting or supplementing any defective provision contained herein, or (ii) adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent or vote of the registered holders of at least a majority of the then outstanding Public Warrants. Notwithstanding the foregoing, (a) any amendment to the terms of the Private Placement Warrants shall only require the consent of the Company and the holders of a majority of the Private Placement Warrants and (b) the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the registered holders.

9.9 Trust Account Waiver. The Warrant Agent acknowledges and agrees that it shall not make any claims or proceed against the trust account established by the Company in connection with the Public Offering (as more fully described in the Registration Statement) (“Trust Account”), including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance. In the event that the Warrant Agent has a claim against the Company under this Agreement, the Warrant Agent will pursue such claim solely against the Company and not against the property held in the Trust Account.

9.10 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

EXHIBIT A

[FACE]

Number

Warrants

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO
THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR
IN THE WARRANT AGREEMENT DESCRIBED BELOW

AP Acquisition Corp
Incorporated Under the Laws of the Cayman Islands

CUSIP G04058 114

Warrant Certificate

This Warrant Certificate certifies that [                         ], or registered assigns, is the registered holder of [                         ] warrant(s) (the “Warrants” and each, a “Warrant”) to purchase Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), of AP Acquisition Corp, a Cayman Islands exempted company (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable Ordinary Shares as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each whole Warrant is initially exercisable for one fully paid and non-assessable Ordinary Share. Fractional shares shall not be issued upon exercise of any Warrant. If, upon the exercise of Warrants, a holder would be entitled to receive a fractional interest in an Ordinary Share, the Company shall, upon exercise, round down to the nearest whole number the number of Ordinary Shares to be issued to the Warrant holder. The number of Ordinary Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

The initial Exercise Price per one Ordinary Share for any Warrant is equal to $11.50 per share. The Exercise Price is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void. The Warrants may be redeemed, subject to certain conditions, as set forth in the Warrant Agreement.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

AP Acquisition Corp
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS WARRANT AGENT

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive [                    ] Ordinary Shares and are issued or to be issued pursuant to a Warrant Agreement dated as of , 2021 (the “Warrant Agreement”), duly executed and delivered by the Company to Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder, respectively) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of Election to Purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the issuance of the Ordinary Shares to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the Ordinary Shares is current, except through “cashless exercise” as provided for in the Warrant Agreement.

The Warrant Agreement provides that upon the occurrence of certain events the number of Ordinary Shares issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in an Ordinary Share, the Company shall, upon exercise, round down to the nearest whole number of Ordinary Shares to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [                         ] Ordinary Shares and herewith tenders payment for such Ordinary Shares to the order of AP Acquisition Corp (the “Company”) in the amount of $[                         ] in accordance with the terms hereof. The undersigned requests that a certificate for such Ordinary Shares be registered in the name of [                         ], whose address is [                         ] and that such Ordinary Shares be delivered to [                         ] whose address is [                         ]. If said [                         ] number of Ordinary Shares is less than all of the Ordinary Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Ordinary Shares be registered in the name of [                         ], whose address is [                         ] and that such Warrant Certificate be delivered to [                         ], whose address is [                         ].

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement and a holder thereof elects to exercise its Warrant pursuant to a Make-Whole Exercise, the number of Ordinary Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) or Section 6.2 of the Warrant Agreement, as applicable.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(b) of the Warrant Agreement, the number of Ordinary Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of Ordinary Shares that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of Ordinary Shares that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive Ordinary Shares. If said number of shares is less than all of the Ordinary Shares purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such Ordinary Shares be registered in the name of [                         ], whose address is [                         ] and that such Warrant Certificate be delivered to [                         ], whose address is [                         ].

[Signature Page Follows]

Date: [                         ], 20

(Signature)
(Address)

(Tax Identification Number)
Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

EXHIBIT B

LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, SUBJECT TO ANY ADDITIONAL LIMITATIONS ON TRANSFER DESCRIBED IN THE LETTER AGREEMENT BY AND AMONG AP Acquisition Corp (THE “COMPANY”), AP Sponsor LLC AND THE OTHER PARTIES THERETO, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE THAT IS THIRTY (30) DAYS AFTER THE DATE UPON WHICH THE COMPANY COMPLETES ITS INITIAL BUSINESS COMBINATION (AS DEFINED IN SECTION 3 OF THE WARRANT AGREEMENT REFERRED TO HEREIN).

SECURITIES EVIDENCED BY THIS CERTIFICATE AND CLASS A ORDINARY SHARES OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION AND SHAREHOLDER RIGHTS AGREEMENT TO BE EXECUTED BY THE COMPANY.

NO. [                         ] WARRANT

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

AP Acquisition Corp

By:	/s/ Keiichi Suzuki
Name:	Keiichi Suzuki
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:	/s/ Erika Young
Name:	Erika Young
Title:	Vice President 12/15/21

Annex II

FORM OF AMENDED AND RESTATED WARRANT AGREEMENT

This Amended and Restated Warrant Agreement (“Agreement”) is made as of [●], 2023, by and between JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan with offices at 12-2 Ogimachi, Kawasaki-ku, Kawasaki-shi, Kanagawa, Japan (the “Company”) and Computershare Inc. (“Computershare”), a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company with offices located at 150 Royall St, Canton, MA 02121 (collectively, the “Warrant Agent”).

WHEREAS, in connection with the initial public offering of units and the concurrent private placement of warrants of AP Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), (a) SPAC engaged Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) to act on behalf of SPAC, in connection with the issuance, registration, transfer, exchange, redemption and exercise of warrants of SPAC on the terms and conditions set forth in the Warrant Agreement, dated as of December 16, 2021, by and between SPAC and Continental (the “Prior Warrant Agreement”); and (b) SPAC issued a total of (i) 8,625,000 warrants to public investors (“SPAC Public Warrants”) and (ii) 10,625,000 warrants (the “SPAC Private Placement Warrants” and, together with the SPAC Public Warrants, the “SPAC Warrants”) to AP Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), where each whole SPAC Warrant entitles the holder thereof to purchase one Class A ordinary share of SPAC, par value $0.0001 per share (“SPAC Class A Ordinary Shares”), for $11.50 per share;

WHEREAS, SPAC, the Company, JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“JEPLAN”) entered into a business combination agreement dated as of June 16, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) pursuant to which, among others, (a) JEPLAN and the Company will implement and consummate a Pre-Merger Reorganization (as defined in the Business Combination Agreement), and (b) following the Pre-Merger Reorganization, Merger Sub will merge with and into SPAC with SPAC surviving such merger as a direct wholly owned subsidiary of the Company (the “Merger” and collectively with the other transactions contemplated by the Transaction Documents (as defined in the Business Combination Agreement), the “Transactions”);

WHEREAS, as a result of the Transactions, (a) (i) each SPAC Class A Ordinary Share (excluding any SPAC Class A Ordinary Shares issued as a result of the SPAC Class B Conversion (as defined in the Business Combination Agreement)) issued and outstanding immediately prior to the Merger Effective Time (as defined in the Business Combination Agreement) will automatically be cancelled and cease to exist in exchange for the right to receive one duly and validly issued common share of the Company (a “Company Common Share”) deposited in accordance with the Deposit Agreement (as defined in the Business Combination Agreement) for one American depositary share (each, a “Company ADS”) ; and (ii) each SPAC Class A Ordinary Share issued as a result of the SPAC Class B Conversion will automatically be cancelled and cease to exist in exchange for the right to receive one Company Common Share, and (b) (i) each SPAC Public Warrant outstanding immediately prior to the Merger Effective Time will automatically be cancelled and cease to exist in exchange for a Company Series 1 Warrant; and (ii) each SPAC Private Placement Warrant outstanding immediately prior to the Merger Effective Time will automatically be cancelled and cease to exist in exchange for a Company Series 2 Warrant bearing the legend set forth in Exhibit 5 hereto, with each of Company Series 1 Warrants and Company Series 2 Warrants being a warrant (i.e., a stock acquisition right) to purchase one Company Common Share that may be deposited in accordance with the Deposit Agreement for one Company ADS (each Company Series 1 Warrant and Company Series 2 Warrant, a “Warrant”);

WHEREAS, under the Companies Act of Japan (Act No. 86 of 2005) (the “Japan Act”), warrants (i.e., stock acquisition rights) are statutorily defined rights, and the terms and conditions set forth in Exhibit 1 (the “Series 1 Warrant Terms”) and Exhibit 2 (the “Series 2 Warrant Terms” and together with Series 1 Warrant Terms, the “Warrant Terms”) constitute such statutory rights for Company Series 1 Warrants and Company Series 2 Warrants, respectively;

WHEREAS, in connection with the Business Combination Agreement, SPAC, the Company, Continental and the Warrant Agent have entered into a Warrant Assignment and Assumption Agreement, pursuant to which and in accordance with Section 9.1 (Successors) of the Prior Warrant Agreement, with effect upon the closing of the Merger, (i) the Company will substitute for SPAC in the Prior Warrant Agreement and will assume all of the rights, interests, and obligations of SPAC under the Prior Warrant Agreement and (ii) the Warrant Agent will substitute for Continental in the Prior Warrant Agreement and will assume all of its rights, interests, and obligations of Continental under the Prior Warrant Agreement; and

WHEREAS, for the purpose of setting forth the terms and conditions which apply to the Warrants following the Merger Effective Time, the Company and the Warrant Agent agree that, effective upon the Merger Effective Time, the Prior Warrant Agreement shall be amended and restated in its entirety in accordance with the terms hereof pursuant to Section 9.8 (Amendments) of the Prior Warrant Agreement upon which this Agreement shall apply, and the terms of the Prior Warrant Agreement shall cease to apply, to the Warrants.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree that the Prior Warrant Agreement is hereby amended and restated in its entirety by this Agreement and further agree as follows:

1.            Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants from and after the Merger Effective Time, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Agreement.

2.            Warrants.

2.1            Form of Warrant. As provided in the Warrant Terms, each Warrant shall be issued in uncertificated form only.

2.2            Holding in Book-Entry Form. Notwithstanding anything herein to the contrary, any Warrant may be held in book-entry form through the Warrant Agent and/or the facilities of The Depository Trust Company (“DTC”) or other book-entry depositary system, in each case as determined by the board of directors of the Company.

2.3	Registration.

2.3.1            Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants, including the (i) name and address of each holder of Warrant, (ii) terms and number of the Warrants held by each holder, and (iii) date each holder acquired the Warrants. Upon delivery of the Warrants (in exchange for the SPAC Warrants as a result of the Transactions) to the holders thereof by the Company, the Warrant Agent shall register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. Ownership of beneficial interests in the Warrants held in book entry form through The Depository Trust Company shall be shown on, and the transfer of such ownership shall be effected through, records maintained by institutions that have accounts with DTC.

2.3.2            Registered Holder. Prior to due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is then registered in the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4            Warrants Attributes. The Company Series 1 Warrants and Company Series 2 Warrants will be issued in the same form, except that (a) the Company Series 1 Warrants are redeemable pursuant to Section 6.1 hereof, (b) the Company Series 2 Warrants are non-redeemable, and (c) the Company Series 2 Warrants may be exchanged for Company Common Shares on a cashless basis in accordance with Paragraph (1), Item (ii) of Section 13 of the Series 2 Warrant Terms.

3.            Terms and Exercise of Warrants.

3.1            Exercise Price. Each whole Warrant shall, during the Exercise Period (as defined in Section 11 of the Warrant Terms), entitle the registered holder thereof, subject to the provisions of the Japan Act, the Warrant Terms and this Agreement, to purchase from the Company the number of Company Common Shares stated in the Warrant Terms, at an initial price of $11.50 per share, subject to the adjustments provided in the Warrant Terms (the “Exercise Price”).

3.2            Duration of Warrants. A Warrant may be exercised only during the Exercise Period. Each Warrant not exercised on or before the end of the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the termination of the Exercise Period.

3.3	Exercise of Warrants.

3.3.1            Payment. Subject to the provisions of the Warrant Terms and this Agreement, a Warrant may be exercised during normal business hours on any Business Day during the Exercise Period by the registered holder thereof by (a) delivering at the office of the Warrant Agent designated for such purpose, or at the office of its successor as Warrant Agent, a properly completed and duly executed notice of exercise substantially in the form attached hereto as Exhibit 3 (a “Exercise Notice”), and (b) paying in full the Exercise Price for each Warrant to be exercised and any and all applicable taxes due in connection with the exercise of the Warrant, in lawful money of the United States, by good certified check or wire payable to the Warrant Agent. For purposes of this Agreement, “Business Day” means a day on which commercial banks are open for business in New York, U.S. and Japan, except a Saturday, Sunday or public holiday (gazetted or ungazetted and whether scheduled or unscheduled). Notwithstanding anything to the contrary herein, a holder whose interest in a Warrant is a beneficial interest held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect exercises by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that are required by DTC (or such other clearing corporation, as applicable).

3.3.2            Delivery of Company Common Shares upon Exercise. As soon as practicable after receipt by the Warrant Agent of any Exercise Notice and the funds in payment of the Exercise Price, the Warrant Agent shall transfer an amount equal to the Exercise Price to a bank account designated by the Company (without deduction of remittance fees or other charges). Upon the receipt by the Company of such amount, the relevant exercise shall take effect, and the Company shall notify the Warrant Agent of its confirmation on the effectiveness of the relevant exercise of the Warrants and issue the Company Common Shares as to which the Warrant is exercised; provided, however, that immediately (and in any event within [●] ([●]) Business Days) upon effectiveness of the exercise of Warrants by the registered holder and if permitted by the relevant securities rules, the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such exercise to The Bank of New York Mellon, the depositary bank for the Company ADSs (the “Depositary Bank”) or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares in such name or names as may be directed by the holder exercising such Warrant in the Exercise Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit. Each holder of Warrants hereby authorizes any person reasonably designated by the Company and the Depositary Bank from time to time, to take necessary procedures to effect such delivery of Company ADSs following the deposit of the corresponding Company Common Shares. Upon valid exercise of any Warrant, the Company shall coordinate with the Depositary Bank to take actions necessary to effect the delivery of Company ADSs as required under this subsection 3.3.2. No Warrant shall be exercisable for cash and the Company shall not be obligated to issue Company Common Shares or Company ADSs upon exercise of a Warrant unless the Company Common Shares issuable and Company ADSs deliverable upon such Warrant exercise have been registered, qualified, or deemed to be exempt under the securities laws of the jurisdiction of residence of the registered holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and such Warrant may have no value and expire worthless. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise would be unlawful.

3.3.3            Valid Issuance. All Company Common Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid, and nonassessable.

3.3.4            Cashless Exchange for Shares. Subject to the provisions of the Warrant Terms and this Agreement, upon the occurrence of any of the events as set forth in Section 13, Paragraph 2 of the Series 1 Warrant Terms and Section 13, Paragraph 1 of the Series 2 Warrant Terms, registered holders of Warrants shall have the right to cause, by delivering a request notice (a “Cashless Exchange Notice”) duly executed in form as set forth Exhibit 4 hereto at the office of the Warrant Agent designated for such purpose, or at the office of its successor as Warrant Agent, the Company to exchange the Warrants for such number of Company Common Shares as calculated in accordance with the formula set forth therein (such exchange of Warrants, a “Cashless Exchange”). Upon receipt of any Cashless Exchange Notice, the Warrant Agent will provide the Company with the details of number of Warrants exercised pursuant to such Cashless Exchange Notice in MS Excel format, along with a copy of such notice, to confirm the number of Company Common Shares issuable in connection with such Cashless Exchange. The Company shall calculate and transmit to the Warrant Agent in a written notice, and the Warrant Agent shall have no duty, responsibility or obligation under this Agreement to calculate, the number of Company Common Shares issuable in connection with any such Cashless Exchange. The Warrant Agent shall be entitled to rely conclusively on any such written notice provided by the Company, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions or pursuant to these Terms and Conditions or the Warrant Agreement. Immediately (and in any event within [●] ([●]) Business Days) upon receipt by the Company of the notice from the Warrant Agent pursuant to the second sentence of this subsection 3.3.4 and if permitted by the relevant securities rules, the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such exercise to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares registered in such name or names as may be directed by the holder of the Warrant in the relevant Cashless Exchange Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit. Each holder of the Warrant hereby authorizes any person reasonably designated by the Company and the Depositary Bank from time to time, to take all necessary actions to effect such delivery of Company ADSs following the deposit of the corresponding Company Common Shares. Upon any valid request for any Cashless Exchange, the Company shall coordinate with the Depositary Bank to take actions necessary to effect such delivery of Company ADSs upon deposit with the custodian of the Company Common Shares as required under this Section 3.3.4. Notwithstanding anything to the contrary herein, a holder whose interest in a Warrant is a beneficial interest held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect Cashless Exchange by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect Cashless Exchange that are required by DTC (or such other clearing corporation, as applicable).

3.3.5            Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 3.3.5; however, no holder of a Warrant shall be subject to this subsection 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not effect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant or effect a Cashless Exchange (it being understood that any Exercise Notice or Cashless Exchange Notice delivered in violation of this Section 3.3.5 shall be null and void), to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (“Maximum Percentage”) of the Company Common Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Company Common Shares beneficially owned by such person and its affiliates shall include the number of Company Common Shares issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude Company Common Shares that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). For purposes of the Warrant, in determining the number of outstanding Company Common Shares, the holder may rely on the number of outstanding Company Common Shares as reflected in (1) the Company’s most recent annual report on Form 20-F, current report on Form 6-K, or other public filing with the SEC as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the transfer agent for the Company Common Shares (the “Transfer Agent”) setting forth the number of Company Common Shares outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of Company Common Shares then outstanding. In any case, the number of outstanding Company Common Shares shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding Company Common Shares was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4.            Adjustments.

4.1            Adjustments in Exercise Price and Number of Underlying Shares. As provided in Section 10 of the Warrant Terms, in the event of share split, gratis allotment of the Company Common Shares, reverse share split or other similar events, the number of Company Common Shares to be delivered shall be adjusted in accordance with the formula provided therein. If the Company, at any time when any Warrants are issued and outstanding, pays an Extraordinary Dividend (as defined in the Warrant Terms), then the Exercise Price shall be adjusted pursuant to the terms and conditions of the Warrant Terms.

4.2            Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Company Common Shares or Company ADSs (other than a change covered by Section 15 of the Warrant Terms), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Company Common Shares or Company ADSs), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Company Common Shares or Company ADSs immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event. If any reclassification also results in a change in the Company Common Shares or Company ADSs covered by Section 15 of the Warrant Terms, then such adjustment shall be made pursuant to Sections 15 of the Warrant Terms and this Section 4.2. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

4.3            Notices of Changes in Warrant. Upon every adjustment of the Exercise Price or the number of Company Common Shares issuable or Company ADSs deliverable upon exercise of a Warrant according to the Warrant Terms, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Company Common Shares or Company ADSs purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1 and 4.2, then, in any such event, the Company shall give written notice to the Warrant Agent and each Warrant holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall be entitled to rely conclusively on, and shall be fully protected in relying on, any certificate, notice or instructions provided by the Company with respect to any adjustment of the Exercise Price or the number of Company Common Share issuable or Company ADSs deliverable upon exercise of a Warrant, or any related matter, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with any such certificate, notice or instructions or pursuant to this Agreement. The Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received written notice thereof from the Company.

4.4            No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants.

5.            Transfer and Exchange of Warrants.

5.1            Registration of Transfer. A party requesting transfer or exchange of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association together with a written instruction of transfer or exchange, as applicable, in form reasonably satisfactory to the Warrant Agent, properly completed and duly executed by the holder thereof or by his attorney. In the event of a transfer of a Warrant bearing a restrictive legend, the Warrant Agent shall also require an opinion of counsel for the Company stating that such transfer may be made and indicating whether the Warrants being transferred must also bear a restrictive legend. Any such transfer and exchange of Warrants held through the facilities of DTC shall also be subject to and effected through the applicable procedures of DTC.

5.2            Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent in book entry position, together with a written request for transfer; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not register such transfer upon the Warrant Register until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the Warrants being transferred must also bear a restrictive legend.

5.3            Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a fraction of a Warrant.

5.4            Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants provided that the Company or the Warrant Agent may require payment, by the holder requesting a registration of transfer or exchange of a Warrant of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with such registration of transfer or exchange, together with reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

6.            Redemption.

6.1            Redemption. Subject to the terms and conditions set forth in the Series 1 Warrant Terms and this Agreement, and as provided in Section 13, Paragraph 1 of the Series 1 Warrant Terms, not less than all of the outstanding Company Series 1 Warrants may be redeemed (by way of compulsory acquisition by the Company of the outstanding Company Series 1 Warrants in exchange for the price of $0.01 per Warrant (the “Redemption Price”) ), at the option of the Company, at any time during the Exercise Period, at the office of the Warrant Agent designated for such purpose, upon the Redemption Notice (as defined in Section 13, Paragraph 1 of the Series 1 Warrant Terms); provided, however, that if and when the Company Series 1 Warrants become redeemable by the Company pursuant to Section 13, Paragraph 1 of the Series 1 Warrant Terms, the Company may not exercise such redemption right if the issuance of Company Common Shares upon exercise of the Company Series 1 Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

6.2            Date Fixed for, and Redemption Notice. In the event the Company shall elect to redeem all of the Company Series 1 Warrants that are subject to redemption, the Company shall fix a date for the redemption (“Redemption Date”). Redemption notice shall be mailed by first class mail, postage prepaid or transmitted through the facilities of DTC, by the Company not less than thirty (30) days prior to the Redemption Date to the registered holders of the Company Series 1 Warrants to be redeemed at their last addresses as they shall appear on the Warrant Register. Any notice delivered in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

6.3            Exercise After Redemption Notice. The Company Series 1 Warrants may be exercised for cash at any time after the Redemption Notice shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. Notwithstanding the foregoing, in the event the Company determines to require all holders of Company Series 1 Warrants to effect the Cashless Exchange for their Company Series 1 Warrants pursuant to Section 13, Paragraph 2 of the Series 1 Warrant Terms and gives the Redemption Notice containing the information necessary to calculate the number of Company Common Shares to be received upon exercise of the Cashless Exchange, including the “Fair Market Value”, in such case, the Company Series 1 Warrants shall cease to be exercisable on and after the date of the Redemption Notice in accordance with Section 12, Paragraph 2 of the Series 1 Warrant Terms, unless otherwise notified in writing by the Company to such holders of Company Series 1 Warrants and the Warrant Agent. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except, upon surrender of the Warrants, to receive the Redemption Price. For the avoidance of doubt, the Company shall be responsible for verifying the number of Company Common Shares issuable and Company ADSs deliverable in connection with any such Cashless Exchange. The Company shall calculate and transmit to the Warrant Agent and the Depositary Bank in a written notice, and the Warrant Agent shall not have any duty, responsibility or obligation under this Agreement to calculate, the number of Company Common Shares issuable or Company ADSs deliverable in connection with any such Cashless Exchange. The Warrant Agent shall be entitled to rely conclusively on any such written notice provided by the Company, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions or pursuant to this Agreement.

7.            Other Provisions Relating to Rights of Holders of Warrants.

7.1            No Rights as Shareholders. A Warrant does not entitle the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the appointment of directors of the Company or any other matter.

7.2            Reservation of Company Common Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Company Common Shares that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

7.3            Registration of Company Common Shares. The Company agrees that as soon as practicable after the consummation of the Transactions, but in no event later than fifteen (15) Business Days after the closing of the Transactions, it shall use its best efforts to file with the SEC a new registration statement for the registration, under the Securities Act of 1933, as amended (“Securities Act”), of the Company Common Shares deliverable upon exercise of the Warrants or any Cashless Exchange, and it shall use its best efforts to take such action as is necessary to register or qualify for sale, in those states in which the Warrants were initially offered by the Company and in those states where holders of Warrants then reside, the Company Common Shares deliverable upon exercise of the Warrants or any Cashless Exchange, to the extent an exemption is not available. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such registration statement has not been declared effective by the 60th Business Day following the closing of the Transactions, holders of the Warrants shall have the right, during the period beginning on the 61st Business Day after the closing of the Transactions and ending upon such registration statement being declared effective by the SEC, and during any other period when the Company shall fail to have maintained an effective registration statement covering the Company Common Shares deliverable upon exercise of the Warrants or any Cashless Exchange, to effect the Cashless Exchange in respect of such Warrants as provided in Section 3.3.4 of this Agreement. The Company shall provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the Cashless Exchange in accordance with this Section 7.3 is not required to be registered under the Securities Act and (ii) the Company Common Shares delivered upon such Cashless Exchange will be freely tradable under U.S. federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Exchange Act) of the Company and, accordingly, will not be required to bear a restrictive legend. For the avoidance of any doubt, unless and until all of the Warrants have been exchanged for the Company Common Shares through the Cashless Exchange, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this Section 7.3.

8.            Concerning the Warrant Agent and Other Matters.

8.1            Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Company Common Shares upon the exercise of Warrants, but neither the Company nor the Warrant Agent shall be obligated to pay any transfer taxes in respect of the Warrants or such shares. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

8.2	Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1            Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the United States or any state thereof, in good standing, having its principal office in the United States of America, and authorized under such laws to exercise transfer agency powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2            Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent not later than the effective date of any such appointment.

8.2.3            Merger or Consolidation of Warrant Agent. Any corporation or other entity into which the Warrant Agent may be merged or with which it may be consolidated or any corporation or such other entity resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3	Fees and Expenses.

8.3.1            Remuneration of Warrant Agent. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder as the Company and the Warrant Agent may agree in writing from time to time and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in connection with the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

8.3.2            Remuneration of Depositary Bank. Any fees required to be paid to the Depositary Bank in connection with the delivery of Company ADSs upon exercise of the Warrants shall be paid by [●].

8.3.3            Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4	Liability of Warrant Agent.

8.4.1            Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Representative Director, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement and shall not be liable for any action taken, suffered or omitted to be taken by it in the absence of bad faith pursuant to the provisions of this Agreement. Similarly, in the event the Warrant Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action (provided that the Warrant Agent provides prompt written notice of such refrain to the Company indicating the ambiguity identified), and shall be fully protected and shall not be liable in any way to the Company, any holder or any other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President or Chairman of the Board of Directors of the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of Warrant Agent.

8.4.2            Indemnity. The Warrant Agent shall be liable hereunder only for its own fraud, gross negligence, willful misconduct, or bad faith (in each case, as determined by a final, non-appealable judgement of a court of competent jurisdiction). The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities, damages, judgments, fines, penalties, claims, demands, settlements, including costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent’s fraud, gross negligence, willful misconduct, or bad faith (in each case as determined by a final, non-appealable judgment of a court of competent jurisdiction). The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company except to the extent that the Warrant Agent is not entitled to indemnification due to its gross negligence, fraud, bad faith, or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

8.4.3            Notwithstanding anything in this Agreement to the contrary, other than liability arising out of or attributable to the Warrant Agent’s fraud or willful misconduct, or bad faith (in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction), any liability of the Warrant Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Warrant Agent during the twelve (12) months immediately preceding the event for which recovery from the Warrant Agent is being sought. Anything to the contrary notwithstanding, in no event will the Warrant Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

8.4.4            Exclusions. The Warrant Agent shall have no responsibility with respect to any recital or statement of fact contained herein or the validity of this Agreement, the Warrant Terms or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement, the Warrant Terms or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Company Common Shares to be issued pursuant to this Agreement, the Warrant Terms or any Warrant or as to whether any Company Common Shares will, when issued, be valid and fully paid and nonassessable.

8.5            Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the express terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company in accordance with Section 8.6.6 all monies received by the Warrant Agent for the purchase of Company Common Shares through the exercise of Warrants. The Warrant Agent shall act solely as agent of the Company hereunder and does not assume any obligation of agency of trust or any relationship of agency or trust, in either case, for or with any of the holders or any beneficial owners of Warrants. The Warrant Agent shall not be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the Japan Act, the terms and conditions of any other agreement, instrument, or document among the Parties, in connection herewith, if any, including without limitation the Business Combination Agreement (including, without limitation, the issuance or exchange of the SPAC Warrants), nor shall the Warrant Agent be required to determine if any person or entity has complied with the Japan Act or any such agreements, nor shall any additional obligations of the Warrant Agent be inferred from the terms of the Japan Act or such agreements, even though reference thereto may be made in this Agreement. In the event of any conflict, with respect to the rights, duties, protections and immunities of the Warrant Agent, between the terms and provisions of this Agreement, those of the Japan Act, the Business Combination Agreement or any other agreement or document among the Parties, the terms and conditions of this Agreement shall govern and control in all respects.

8.6            Other Rights and Duties of the Warrant Agent.

8.6.1            Legal Counsel. The Warrant Agent may consult with legal counsel selected by it (who may be legal counsel for the Company or an employee or legal counsel of the Warrant Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent.

8.6.2            No Risk of Own Funds. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

8.6.3            No Notice. The Warrant Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Warrant Agent, unless the Warrant Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Warrant Agent must, in order to be effective, be received by the Warrant Agent as specified in Section 9.2 hereof, and in the absence of such notice so delivered, the Warrant Agent may conclusively assume no such event or condition exists.

8.6.4            Opinion of Counsel. The Company shall provide an opinion of counsel for the Company reasonably satisfactory to the Warrant Agent prior to the effective date of this Agreement to set up a reserve of Warrants and related Company Common Shares. The opinion shall state that all Warrants and the Company Common Shares are: (1) registered under the Securities Act or are exempt from such registration; and (2) validly issued, fully paid, and non-assessable. If required by the Depositary Bank, the Company shall provide an opinion of like scope of counsel for the Company reasonably satisfactory to the Depositary Bank.

8.6.5            Attorneys and Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

8.6.6            Survival. The provisions set forth in this Section 8 shall survive the expiration of the Warrants and the termination of this Agreement and the resignation, replacement, or removal of the Warrant Agent.

8.6.7            Funds. The Warrant Agent shall deposit all funds received by it in payment of the Exercise Price in the account maintained by the Warrant Agent in its name as agent for the Company. The Warrant Agent shall forward funds received for warrant exercises in a given month by the fifth (5th) Business Day of the following month by wire transfer to an account designated by the Company, whereupon the relevant exercise shall take effect, or as otherwise from time to time as reasonably requested by the Company. All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of services hereunder (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this Section 8.6.7, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits. The Warrant Agent shall not be obligated to pay such interest, dividends, or earnings to the Company or any other Person.

9.            Miscellaneous Provisions.

9.1            Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2            Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

with a copy to:

JEPLAN Holdings, Inc.

12-2 Ogimachi

Kawasaki-ku, Kawasaki City Kanagawa

210-0867, Japan

Attention: Mr. Masayuki Fujii

E-mail: masayuki-fujii@jeplan.co.jp

with a copy to:

Greenberg Traurig LLP

1 Vanderbilt Ave

New York, New York 10017

Attention: Koji Ishikawa; Barbara A. Jones; Adam Namoury

E-mail: ishikawak@gtlaw.com; barbara.jones@gtlaw.com;

adam.namoury@gtlaw.com

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Computershare Inc.

Computershare Trust Company, N.A.

150 Royall St.

Canton, MA 02021

Attn: Relationship Manager

9.3            Applicable Law and Exclusive Forum.

9.3.1            The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Subject to applicable law, the Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement, including under the Securities Act, shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

9.3.2            Any person or entity purchasing or otherwise acquiring any interest in the Warrants shall be deemed to have notice of and to have consented to the forum provisions in this Section 9.3. If any action, the subject matter of which is within the scope the forum provisions above, is filed in a court other than a court located within the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

9.4            Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto (and the Depositary Bank with respect to Section 3.3.2 and Section 3.3.4 hereof) and their successors and assigns and of the registered holders of the Warrants.

9.5            Examination of the Amended and Restated Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purposes for inspection by the registered holder of any Warrant.

9.6            Amendment and Restatement of Prior Warrant Agreement and Effectiveness of this Agreement. Each of the Company and the Warrant Agent hereby agrees that the Prior Warrant Agreement is amended and restated in its entirety by this Agreement as of the Merger Effective Time.

9.7            Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.8            Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.9            Amendments. This Agreement may be amended by the Company and the Warrant Agent without the consent of any registered holder for the purpose of (i) curing any ambiguity or to correct any mistake, including to conform the provisions hereof to the description of the terms of the Warrants and this Agreement set forth in the prospectus, which forms a part of the Company’s registration statement on Form F-4 filed in connection with the Transactions, or curing, correcting or supplementing any defective provision contained herein, or (ii) adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Exercise Price or shorten the Exercise Period, shall require the written consent or vote of the registered holders of at least a majority of the then outstanding Company Series 1 Warrants. In addition, in the event that new warrants are issued in exchange for the Warrants in order to amend or modify the terms and conditions set forth in Section 13, Paragraph 3 of the Series 1 Warrant Terms or Section 13, Paragraph 2 of the Series 2 Warrant Terms (with the written consent or vote of the registered holders, if required therein), this Agreement may be amended by the Company and the Warrant Agent subject to the preceding sentence of this Section 9.9 so that this Agreement shall continue to apply as if such new warrants were Company Series 1 Warrants or Company Series 2 Warrants, as the case may be (it being understood, for the avoidance of doubt, that such amendment to this Agreement solely for purposes of replacing the references to Company Series 1 Warrants or Company Series 2 Warrants (as the case may be) with references to such new warrants, without more, will not be deemed to adversely affect the interest of the registered holders). As a condition precedent to the Warrant Agent’s execution of any amendment, an authorized officer of the Company shall deliver a certificate which states that the proposed amendment is in compliance with the terms of this Section 9.9. No amendment to this Agreement or the Warrant Terms shall be effective unless duly executed by the Warrant Agent. Notwithstanding the foregoing, (a) any amendment to the terms of the Company Series 2 Warrants shall only require the consent of the Company and the holders of a majority of the Company Series 2 Warrants, and (b) the Warrant Agent shall not be bound by any amendment to which it is not a party.

9.10            Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable; provided, however, that if such excluded provision shall adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JEPLAN HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPUTERSHARE INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

Exhibit 1

Series 1 Warrant Terms

Exhibit 2

Series 2 Warrant Terms

Exhibit 3

Cash Exercise Notice

(To Be Executed Upon Exercise of Warrant)

Reference is made to that certain Amended and Restated Warrant Agreement dated as of [ ] (the “Amended and Restated Warrant Agreement”) duly executed and delivered by JEPLAN Holdings, Inc., a Japanese corporation (the “Company”) and Computershare Inc. (“Computershare”), a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company collectively, as warrant agent (the “Warrant Agent”), which Amended and Restated Warrant Agreement is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the undersigned as a registered holder of Warrants. Defined terms used in this Notice of Exercise but not defined herein shall have the meanings given to them in the Amended and Restated Warrant Agreement.

The undersigned hereby irrevocably (i) elects to exercise [                                                                                   ] Company Series [ ] Warrant(s) to receive [                                                                                                                                               ] Company Common Shares and herewith tenders payment for such Company Common Shares to the order of the Company in the amount of $[             ] in accordance with the terms of the Warrant Terms and the Amended and Restated Warrant Agreement and (ii) agrees that immediately upon the exercise of the Warrant(s), the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such exercise to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares in such name or names as may be directed by the holder exercising such Warrant in the Exercise Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit pursuant to Section 3.3.2 of the Amended and Restated Warrant Agreement. The undersigned requests that such Company ADSs be registered in the name of [         ], whose address is [          ] and that such Company ADSs be delivered to [                                        ] whose address is [                                   ].

The undersigned hereby authorizes any person reasonably designated by the Company, the Depositary Bank and the Warrant Agent from time to time, to take necessary procedures to effect the delivery of Company ADSs as required under the relevant section of the Warrant Terms and the Amended and Restated Warrant Agreement upon the exercise of the Warrant.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, A HOLDER WHOSE INTEREST IN A WARRANT IS A BENEFICIAL INTEREST HELD IN BOOK-ENTRY FORM THROUGH THE DEPOSITARY TRUST COMPANY (“DTC”) (OR ANOTHER ESTABLISHED CLEARING CORPORATION PERFORMING SIMILAR FUNCTIONS), SHALL EFFECT EXERCISES BY DELIVERING TO DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE) THE APPROPRIATE INSTRUCTION FORM FOR EXERCISE, COMPLYING WITH THE PROCEDURES TO EFFECT EXERCISE THAT ARE REQUIRED BY DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE).

[Signature Page Follows]

Date: [ ], 20
(Signature) (Address)
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

Exhibit 4

Cashless Exchange Notice

(To Be Executed Upon Cashless Exchange)

Reference is made to that certain Amended and Restated Warrant Agreement dated as of [   ] (the “Amended and Restated Warrant Agreement”) duly executed and delivered by JEPLAN Holdings, Inc., a Japanese corporation (the “Company”) and Computershare Inc. (“Computershare”), a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company collectively, as warrant agent (the “Warrant Agent”), which Amended and Restated Warrant Agreement is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the undersigned as a registered holder of Warrants. Defined terms used in this Notice of Exercise but not defined herein shall have the meanings given to them in the Amended and Restated Warrant Agreement.

The undersigned hereby irrevocably (i) elects to effect a Cashless Exchange with respect to [                                  ] Company Series [  ] Warrant(s) in accordance with Section 13, Paragraph (2), Item [   ] of the relevant Warrant Terms and the Amended and Restated Warrant Agreement and (ii) agrees that immediately upon the Cashless Exchange and if permitted by the relevant securities rules, the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such Cashless Exchange to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares in such name or names as may be directed by the holder exercising such Cashless Exchange in the Cashless Exchange Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit pursuant to Section 3.3.4 of the Amended and Restated Warrant Agreement. The undersigned requests that such Company ADSs be registered in the name of [                             ], whose address is [           ] and that such Company ADSs be delivered to [                             ] whose address is [                                            ].

The undersigned hereby authorizes any person reasonably designated by the Company, the Depositary Bank and the Warrant Agent from time to time, to take necessary procedures to effect the delivery of Company ADSs as required under the relevant section of the Warrant Terms and the Amended and Restated Warrant Agreement upon the Cashless Exercise.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, A HOLDER WHOSE INTEREST IN A WARRANT IS A BENEFICIAL INTEREST HELD IN BOOK-ENTRY FORM THROUGH THE DEPOSITARY TRUST COMPANY (“DTC”) (OR ANOTHER ESTABLISHED CLEARING CORPORATION PERFORMING SIMILAR FUNCTIONS), SHALL EFFECT CASHLESS EXCHANGE BY DELIVERING TO DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE) THE APPROPRIATE INSTRUCTION FORM FOR CASHLESS EXCHANGE, COMPLYING WITH THE PROCEDURES TO EFFECT CASHLESS EXCHANGE THAT ARE REQUIRED BY DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE).

[Signature Page Follows]

Date: [ ], 20
(Signature) (Address)
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

Exhibit 5

LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, SUBJECT TO ANY ADDITIONAL LIMITATIONS ON TRANSFER DESCRIBED IN THE SPONSOR SUPPORT AGREEMENT AND DEED, DATED JUNE 16, 2023, BY AND AMONG JEPLAN HOLDINGS, INC. (THE “COMPANY”) AND THE OTHER PARTIES THERETO, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE THAT IS THIRTY (30) DAYS AFTER THE DATE UPON WHICH THE COMPANY COMPLETES ITS BUSINESS COMBINATION (AS DEFINED IN SECTION 3 OF THE AMENDMENT AND RESTATED WARRANT AGREEMENT REFERRED TO HEREIN).

SECURITIES EVIDENCED BY THIS CERTIFICATE AND COMMON SHARES OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT, DATED [___], 2023, BY AND BETWEEN THE COMPANY AND THE OTHER PARTIES THERETO.

NO. [             ] WARRANT